Exhibit 99.3
Last Updated      2/20/2009
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2008

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)

1	Arizona Public Service	$(6)	$125	$160	$(16)	$262	$(22)
2	Pinnacle West Energy	—	—	—	—	—	—
3	APS Energy Services	1	—	—	1	2	4
4	SunCor	(1)	(5)	(7)	(36)	(49)	(63)
5	El Dorado	(1)	(5)	(1)	(2)	(10)	(4)
6	Parent Company	4	(1)	—	4	9	—

7	Income From Continuing Operations	(3)	114	152	(49)	214	(85)

	Income (Loss) From Discontinued Operations — Net of Tax
8	SunCor	—	20	1	2	23	14
9	Other	(1)	—	(1)	8	5	6

10	Total	(1)	20	—	10	28	20

11	Net Income (loss)	$(4)	$134	$152	$(39)	$242	$(65)

	EARNINGS PER SHARE BY SUBSIDIARY — DILUTED

12	Arizona Public Service	$(0.06)	$1.24	$1.58	$(0.16)	$2.60	$(0.22)
13	Pinnacle West Energy	—	—	—	—	—	—
14	APS Energy Services	0.01	—	—	0.01	0.02	0.04
15	SunCor	(0.01)	(0.05)	(0.07)	(0.35)	(0.48)	(0.61)
16	El Dorado	(0.02)	(0.05)	(0.01)	(0.02)	(0.10)	(0.04)
17	Parent Company	0.04	(0.01)	—	0.04	0.08	(0.01)

18	Income From Continuing Operations	(0.04)	1.13	1.50	(0.48)	2.12	(0.84)

	Income (Loss) From Discontinued Operations — Net of Tax
19	SunCor	—	0.19	0.01	0.02	0.22	0.13
20	Other	—	0.01	(0.01)	0.07	0.06	0.06

21	Total	—	0.20	—	0.09	0.28	0.19

22	Net Income (loss)	$(0.04)	$1.33	$1.50	$(0.39)	$2.40	$(0.65)

23	BOOK VALUE PER SHARE	$35.22	$37.22	$35.84	$34.16	$34.16	$(0.99)

	COMMON SHARES OUTSTANDING (Thousands)
24	Average — Diluted	100,521	100,917	101,018	100,836	100,965	130
25	End of Period	100,486	100,706	100,799	100,889	100,889	403

See Glossary of Terms.	Page 8 of 25

Last Updated      2/20/2009
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2008

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	REGULATED ELECTRICITY SEGMENT
	Retail
26	Residential	$271	$365	$555	$263	$1,454	$36
27	Business	300	396	427	321	1,444	89

28	Total retail	571	761	982	584	2,898	125
	Wholesale revenue on delivered electricity
29	Traditional contracts	12	22	23	13	70	36
30	Off-system sales	24	30	14	20	88	39
31	Transmission for others	7	8	11	9	34	5
32	Other miscellaneous services	9	8	10	9	37	4

33	Total regulated operating electricity revenues	623	829	1,040	635	3,127	209

	MARKETING AND TRADING
34	Electricity and other commodity sales	30	23	5	9	67	(71)

35	Total operating electric revenues	$653	$852	$1,045	$644	$3,194	$138

	ELECTRIC SALES (GWH)

	REGULATED ELECTRICITY SEGMENT
	Retail sales
36	Residential	2,774	3,112	4,876	2,606	13,368	(403)
37	Business	3,338	3,990	4,447	3,650	15,425	25

38	Total retail	6,112	7,102	9,323	6,256	28,793	(378)
	Wholesale electricity delivered
39	Traditional contracts	222	319	335	198	1,074	151
40	Off-system sales	416	610	525	457	2,008	527
41	Retail load hedge management	162	159	486	267	1,074	48

42	Total regulated electricity	6,912	8,190	10,669	7,178	32,949	348

	MARKETING AND TRADING
43	Wholesale sales of electricity	911	979	298	245	2,434	(6,963)

44	Total electric sales	7,823	9,169	10,967	7,423	35,383	(6,615)

See Glossary of Terms.	Page 9 of 25

Last Updated      2/20/2009
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2008

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	POWER SUPPLY ADJUSTOR (“PSA”) - REGULATED ELECTRICITY SEGMENT (Dollars in Millions)

45	Deferred fuel and purchased power regulatory asset — beginning balance	$111	$50	$23	$58	$111	$(49)
46	Deferred fuel and purchased power costs — current period	(11)	37	79	(25)	78	(111)
47	Regulatory disallowance	—	—	—	—	—	14
48	Interest on deferred fuel	1	—	—	—	2	(5)
49	Amounts recovered through revenues	(51)	(64)	(44)	(25)	(183)	48

50	Deferred fuel and purchased power regulatory asset — ending balance	$50	$23	$58	$8	$8	$(103)

	MARKETING AND TRADING PRETAX GROSS MARGIN ANALYSIS (Dollars in Millions)

	Realized and Mark-To-Market Components
51	Electricity and other commodity sales, realized (a)	$4	$3	$5	$8	$17	$(26)
52	Mark-to-market reversals on realized sales (a) (b)	1	1	(2)	—	4	11
53	Change in mark-to-market value of forward sales	2	—	—	—	—	(2)

54	Total gross margin	$7	$4	$3	$8	$21	$(17)

	By Pinnacle West Entity

55	APS	$—	$—	$—	$—	$—	$(7)
56	Pinnacle West	7	4	3	8	21	(10)
57	APS Energy Services	—	—	—	—	—	—
58	Pinnacle West Energy	—	—	—	—	—	—

59	Total gross margin	$7	$4	$3	$8	$21	$(17)

Future Marketing and Trading Mark-to-Market Realization
As of December 31, 2008, Pinnacle West had accumulated net mark-to-market gains of $4 million related to our power marketing and trading activities.

(a)	Net effect on pretax gross margin from realization of prior-period mark-to-market included in line 51 and in line 52 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 51 are included in line 52. For example, line 52 shows that a prior-period mark-to-market loss of $4 million was transferred to “realized” for the total year of 2008. A $4 million realized loss is included in the $17 million on line 51 for the total year of 2008.

(b)	Quarterly amounts do not total to annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.	Page 10 of 25

Last Updated      2/20/2009
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2008

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
60	Residential	982,459	975,594	973,455	980,268	977,944	11,931
61	Business	122,833	123,802	124,329	124,878	123,961	3,647

62	Total	1,105,292	1,099,396	1,097,784	1,105,146	1,101,905	15,578
63	Wholesale customers	50	54	51	49	51	(10)

64	Total customers	1,105,342	1,099,450	1,097,835	1,105,195	1,101,956	15,568

65	Customer growth (% over prior year)	2.0%	1.6%	1.2%	1.0%	1.4%	(1.9)%

	RETAIL SALES (GWH) - WEATHER NORMALIZED

66	Residential	2,694	3,247	4,893	2,666	13,500	110
67	Business	3,300	4,034	4,448	3,652	15,434	198

68	Total	5,994	7,281	9,341	6,318	28,934	308

	RETAIL USAGE (KWh/Average Customer)

69	Residential	2,824	3,190	5,009	2,658	13,669	(587)
70	Business	27,175	32,229	35,768	29,229	124,435	(3,563)

	RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)

71	Residential	2,742	3,328	5,027	2,720	13,804	(57)
72	Business	26,865	32,581	35,777	29,246	124,506	(2,127)

	ELECTRICITY DEMAND (MW)

73	Native load peak demand	4,404	6,778	7,026	5,443	7,026	(102)

See Glossary of Terms.	Page 11 of 25

Last Updated     2/20/2009
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2008

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ENERGY SOURCES (GWH)

	Generation production
74	Nuclear	2,315	1,856	2,455	1,886	8,512	718
75	Coal	2,906	3,227	3,611	3,422	13,166	(176)
76	Gas, oil and other	1,148	1,516	2,358	1,334	6,356	(347)

77	Total generation production	6,369	6,599	8,424	6,642	28,034	195

	Purchased power
78	Firm load	740	1,603	2,047	638	5,028	(360)
79	Marketing and trading	1,196	1,506	1,217	639	4,558	(6,738)

80	Total purchased power	1,936	3,109	3,264	1,277	9,586	(7,098)

81	Total energy sources	8,305	9,708	11,688	7,919	37,620	(6,903)

	POWER PLANT PERFORMANCE

	Capacity Factors
82	Nuclear	92%	74%	97%	74%	84%	5%
83	Coal	76%	85%	94%	89%	86%	(1)%
84	Gas, oil and other	16%	21%	32%	18%	22%	(1)%
85	System average	47%	49%	61%	48%	51%	(1)%

	Generation Capacity Out of Service and Replaced for Native Load (average MW/day) (a)
86	Nuclear	8	298	27	287	155	(61)
87	Coal	327	152	64	89	155	(3)
88	Gas	356	180	76	188	197	(74)

89	Total	691	630	167	564	507	(138)

(a)	Includes planned and unplanned outages

See Glossary of Terms.	Page 12 of 25

Last Updated      2/20/2009
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2008

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ENERGY MARKET INDICATORS (a)

	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
90	Palo Verde	$69.40	$90.47	$80.43	$44.32	$71.16	$9.73
91	SP15	$79.09	$97.41	$86.34	$54.48	$79.33	$12.89
	Off-Peak
92	Palo Verde	$56.39	$59.20	$53.47	$33.39	$50.61	$9.37
93	SP15	$62.35	$66.73	$59.33	$40.10	$57.13	$11.14

	WEATHER INDICATORS

	Actual
94	Cooling degree-days	105	1,540	2,533	504	4,682	(479)
95	Heating degree-days	583	—	—	321	904	(91)
96	Average humidity	40%	17%	33%	36%	32%	2%
	10-Year Averages
97	Cooling degree-days	96	1,554	2,544	441	4,635	—
98	Heating degree-days	517	28	—	394	939	—
99	Average humidity	42%	22%	32%	38%	33%	0%

	ECONOMIC INDICATORS

	Building Permits — Metro Phoenix (b)
100	Single-family	2,991	3,732	2,503	1,124	10,350	(11,528)
101	Multi-family	1,888	2,263	2,129	1,173	7,453	(6,421)

102	Total	4,879	5,995	4,632	2,297	17,803	(17,949)

	Arizona Job Growth (c)
103	Payroll job growth (% over prior year)	0.1%	(0.8)%	(1.9)%	(3.6)%	(1.6)%	(2.8)%
104	Unemployment rate (%, seasonally adjusted)	4.1%	4.4%	5.5%	6.4%	5.1%	1.3%

Sources:

(a)	Average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c)	Arizona Department of Economic Security

See Glossary of Terms.	Page 13 of 25